UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2017

Centrus Energy Corp.

(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6901 Rockledge Drive, Suite 800

Bethesda, MD 20817

(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 14, 2017 (the “Issue Date”), Centrus Energy Corp. (the “Company”) announced the settlement and completion of its previously announced private exchange offer to exchange any and all of the Company’s 8.0% PIK toggle notes due 2019/2024 (the “Outstanding Notes”) for up to (i) $85 million 8.25% senior secured notes due 2027 (the “New Notes”), (ii) $120 million 7.5% cumulative redeemable preferred stock (the “Preferred Stock”), and (iii) $30 million in cash (the “Exchange Offer and Consent Solicitation”).

New Notes, Indenture, Pledge and Security Agreement, Note Subordination Agreement and Pari Passu Intercreditor Agreement

On the Issue Date, the Company issued New Notes with an aggregate principal amount of $74.26 million. In connection with issuing the New Notes, United States Enrichment Corporation (the “Guarantor”) entered into a Pledge and Security Agreement and a New Notes Note Subordination Agreement, which was acknowledged and agreed by the Company. In addition, the Company and the Guarantor entered into a Pari Passu Intercreditor Agreement. The terms of the New Notes will include those stated in the Indenture entered into by the Company, the Guarantor and Delaware Trust Company, as trustee (the “Indenture”).

The New Notes are guaranteed by the Guarantor, on a subordinated and limited basis, as described in the Indenture. The New Notes will mature on February 28, 2027. The New Notes will pay interest at a rate of 8.25% per annum. Interest will accrue from the Issue Date. Interest will be payable semi-annually in arrears based on a 360-day year on February 28 and August 31 of each year beginning on August 31, 2017.

The New Notes will rank equally in right of payment with all of our existing and future unsubordinated indebtedness other than our Issuer Senior Debt and our Limited Secured Acquisition Debt (as defined in the Indenture). The New Notes will rank senior in right of payment to all of our existing and future subordinated indebtedness and Limited Secured Acquisition Debt (except with respect to the proceeds of certain Collateral).

The Guarantee will be a secured obligation and will be subordinated in right of payment to the Guarantor’s Designated Senior Claims (as defined in the Indenture). The Guarantee will rank equally in right of payment with all of the Guarantor’s existing and future unsubordinated indebtedness (other than the Designated Senior Claims and Limited Secured Acquisition Debt) and will rank senior in right of payment to all of the Guarantor’s existing and future subordinated indebtedness and Limited Secured Acquisition Debt (except with respect to the proceeds of certain Collateral). The Guarantee will be secured on a subordinated and limited basis by liens over substantially all of the Guarantor’s assets (the “Collateral”). The security interest securing the Guarantee will be junior to the security interests of the holders of the Designated Senior Claims and Limited Secured Acquisition Debt.

The New Notes are redeemable by the Company in whole or in part, at any time, at a price equal to one hundred percent (100%) of the principal amount of the New Notes to be redeemed, plus accrued and unpaid interest, if any, to the date of redemption. The New Notes are not subject to any mandatory redemption obligation. There is no sinking fund provided for the New Notes. Upon the occurrence of a Change of Control (as defined in the Indenture), the Company will be required to offer to repurchase all of the New Notes at 101% of the aggregate principal amount repurchased plus accrued and unpaid interest, if any.

The Indenture contains covenants customary for securities such as the New Notes covering (i) the payment of principal and interest, (ii) maintenance of an office or agency for the payment of the notes, (iii) Reports to the Securities and Exchange Commission, (iv) stay, extension and usury laws, (v) payment of taxes, (vi) existence, (vii) maintenance of properties and (viii) maintenance of insurance. The Indenture also includes covenants that (i) limit the Guarantor’s ability to transfer the Collateral and (ii) limit liens that may be imposed on the assets of the Guarantor, which covenants are, in each case, subject to certain exceptions set forth in the Indenture.

The Guarantor also entered into a Pari Passu Intercreditor Agreement to set the priorities and risk allocations of collateral, making the Outstanding Notes pari passu with the New Notes.

The foregoing summary is not intended to be a complete description and is qualified in its entirety by reference to the full text of the Indenture, Pledge and Security Agreement, New Notes Note Subordination Agreement and Pari Passu Intercreditor Agreement, which are attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively and are incorporated herein by reference.

Amendment of Outstanding Notes Indenture

Holders representing the required amount of the outstanding principal amount of Outstanding Notes (excluding any Outstanding Notes held by the Company or its affiliates), consented to the Exchange Offer and Consent Solicitation. In conjunction with receiving the requisite consents, the Company executed a supplemental indenture modifying the indenture, dated September 30, 2014, governing the Outstanding Notes (the “Old Indenture”). The Company and the Guarantor entered into a Supplemental Indenture, dated as of February 14, 2017, with Delaware Trust Company, as trustee (the “Supplemental Indenture”). The Supplemental Indenture updates certain terms of the Old Indenture to conform to certain of the terms in the Indenture. In connection with the Supplemental Indenture, Guarantor entered into an Outstanding Notes Note Subordination Agreement, which was acknowledged and agreed by the Company. The foregoing summary is not intended to be a complete description and is qualified in its entirety by reference to the full text of the Supplemental Indenture and Outstanding Notes Note Subordination Agreement, which are attached hereto as Exhibits 4.5 and 4.6, respectively and are incorporated herein by reference.

Issuance of Preferred Stock

In connection with the issuance of the Preferred Stock, the Company has filed a Certificate of Designation with the state of Delaware, effective upon its acceptance, authorizing the issuance and setting the rights, powers, and obligations of the Preferred Stock. The Preferred Stock shall accrue interest at an annual rate of 7.5% of the stated liquidation preference of $1,000.00 per share, and pay quarterly cumulative dividends if certain conditions set out in the Certificate of Designation are met. Dividends will not compound and are payable in arrears on the 90th day after the end of each quarter.

The Preferred Stock may be redeemed at the Company’s option, in whole or in part, at any time or from time to time at a redemption price equal to 100% of the liquidation preference, plus accrued and unpaid dividends to the date of redemption. The Preferred Stock generally have no voting rights, except as expressly set forth in the Certificate of Designation. In the event of any liquidation, dissolution or winding up of the Company, either voluntarily or involuntarily, the holders of the Preferred Stock will be entitled to receive out of the Company’s assets, prior to the holders of the Company’s common stock and any other class or series of capital stock with rights junior to the Preferred Stock, for each share of Preferred Stock held by such holders, the stated liquidation preference of $1,000 per share plus accrued and unpaid dividends to but not including the payment date.

The Preferred Stock is not convertible, is not being registered under the Securities Act of 1933, as amended, (the “Securities Act”), and was issued pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and are subject to restrictions on transfer under the Securities Act. Any transfer of the Preferred Stock will be void insofar as it purports to transfer ownership or rights after the Settlement Date to the extent that, as a result of such transfer (i) any person would hold in excess of 4.99% of the Preferred Stock, or (ii) any person who already holds in excess of 4.99% of the Preferred Stock at the time of such transfer would increase their holding.

The description of the Certificate of Designation contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Certificate of Designation, a copy of which is filed as Exhibit 3.1 and is incorporated herein by reference in its entirety.

In connection with the issuance of the Preferred Stock, the Company entered into a First Amendment to Section 382 Rights Plan, dated as of February 14, 2017, pursuant to which the Company excluded the Preferred Stock from the definition of “common stock” for tax benefit purposes. The disclosures set forth under the heading “First Amendment to Section 382 Rights Plan” in Item 1.01 of the Current Report on Form 8-K filed on January 5, 2017, are incorporated by reference into this Item 1.01.

The foregoing is only a brief description of the material terms of the Exchange Offer and Consent Solicitation and does not purport to be a complete description of the rights and obligations of the parties under the Preferred Stock, New Notes, the Guarantee or the Outstanding Notes and is qualified in its entirety by reference to the Indenture, the Supplemental Indenture, the Certificate of Designation, the New Notes Note Subordination Agreement, the Pari Passu Intercreditor Agreement, the Pledge and Security Agreement and the Outstanding Notes Note Subordination Agreement.

No Solicitation, No Registration

Neither this Report on Form 8-K nor the attached agreements constitute an offer to purchase or sell any securities or the solicitation of an offer to exchange any Outstanding Notes or any other security, nor will there be any purchase, sale or exchange of any securities in any state or other jurisdiction in which such offer, solicitation or sale or exchange would be unlawful prior to the registration or qualification of any such securities or offer under the securities laws of any such state or other jurisdiction. The New Notes, the Preferred Stock and the Guarantee have not been registered under the Securities Act of 1933, as amended (the Securities Act), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

To the extent required by Item 2.03 of the Form 8-K, the disclosure set forth under the heading “Issuance of New Notes” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

As a result of the closing of the Exchange Offer, the holders of Outstanding Notes that tendered Outstanding Notes for exchange received an aggregate of 104,574 shares of Series B Senior Preferred Stock, par value of $1.00, with an aggregate liquidation preference of $104,574,000. To the extent required by Item 3.02 of the Form 8-K, the disclosure set forth under the heading “Issuance of Preferred Stock” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of the Form 8-K, the disclosures set forth under the heading “First Amendment to Section 382 Rights Plan” in Item 1.01 of the Current Report on Form 8-K filed on January 5, 2017, and under the headings “Issuance of New Notes” and “Issuance of Preferred Stock” in Item 1.01 of this Current Report on Form 8-K, are incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

To the extent required by Item 5.03 of the Form 8-K, the disclosure set forth under the heading “Issuance of Preferred Stock” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01 Other Events.

On February 14, 2017, the Company issued a press release entitled “Centrus Energy Corp. Announces Successful Settlement of Its Private Exchange Offer”. The press release announced the final results of the Exchange Offer and Consent Solicitation. A copy of the press release is being furnished by being attached hereto as Exhibit 99.1., which is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Designation of Rights, Powers, Preferences, Qualifications, Limitations and Restrictions of Series B Senior Preferred Stock.
4.1	Indenture by and among Centrus Energy Corp., as Issuer, United States Enrichment Corporation, as Note Guarantor and Delaware Trust Company, as Trustee and Collateral Agent, dated as of February 14, 2017.
4.2	Pledge and Security Agreement by and among Delaware Trust Company, as Collateral Agent, and United States Enrichment Corporation, dated as of February 14, 2017.
4.3	New Notes Note Subordination Agreement by and among United States Enrichment Corporation and Delaware Trust Company, as Trustee, dated as of February 14, 2017.
4.4	Pari Passu Intercreditor Agreement by and among United States Enrichment Corporation and Delaware Trust Company, as Trustee, dated as of February 14, 2017.
4.5	Supplemental Indenture by and among Centrus Energy Corp., as Issuer, United States Enrichment Corporation, as Note Guarantor and Delaware Trust Company, as Trustee and Collateral Agent, dated as of February 14, 2017.
4.6	Outstanding Notes Note Subordination Agreement by and among United States Enrichment Corporation and Delaware Trust Company, as Trustee, dated as of February 14, 2017.
99.1	Press Release, dated February 14, 2017.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centrus Energy Corp.

Date:	February 15, 2017	By:	/s/ Stephen S. Greene
Stephen S. Greene
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Designation of Rights, Powers, Preferences, Qualifications, Limitations and Restrictions of Series B Senior Preferred Stock.
4.1	Indenture by and among Centrus Energy Corp., as Issuer, United States Enrichment Corporation, as Note Guarantor and Delaware Trust Company, as Trustee and Collateral Agent, dated as of February 14, 2017.
4.2	Pledge and Security Agreement by and among Delaware Trust Company, as Collateral Agent, and United States Enrichment Corporation, dated as of February 14, 2017.
4.3	New Notes Note Subordination Agreement by and among United States Enrichment Corporation and Delaware Trust Company, as Trustee, dated as of February 14, 2017.
4.4	Pari Passu Intercreditor Agreement by and among United States Enrichment Corporation and Delaware Trust Company, as Trustee, dated as of February 14, 2017.
4.5	Supplemental Indenture by and among Centrus Energy Corp., as Issuer, United States Enrichment Corporation, as Note Guarantor and Delaware Trust Company, as Trustee and Collateral Agent, dated as of February 14, 2017.
4.6	Outstanding Notes Note Subordination Agreement by and among United States Enrichment Corporation and Delaware Trust Company, as Trustee, dated as of February 14, 2017.
99.1	Press Release, dated February 14, 2017.